                                                                    EXHIBIT 10.2


                    MASTER DEVELOPMENT ASSISTANCE AGREEMENT
                   ----------------------------------------

          This Master Development Assistance Agreement (this "Agreement") is
                                                              ---------
entered into as of February 9, 1996, between DEVELOPER EXTENDED STAY PARTNERS, L.P. ("Developer"), EXTENDED STAY LIMITED PARTNERSHIP ("Owner"), TCR EXTENDED
       ---------                                        -----
STAY I LIMITED PARTNERSHIP ("TCR"), GREYSTAR REALTY SERVICES, L.P. ("Greystar"),
                             ---                                     --------
and each person executing this Agreement as an Other Restricted Party (herein so called). TCR and Greystar are herein collectively called "Developer Parties"
                                                           -----------------
and are individually referred to herein as a "Developer Party."  "Developer
                                              ---------------     ---------
Party Affiliate" means a person or entity (other than Developer) that controls,
- ---------------
is controlled by, or is under common control with one of the Developer Parties.


                                    RECITALS
                                    --------

          Owner intends to acquire land for the development of extended-stay lodging facilities ("Hotels") and has requested Developer to provide certain
                     ------
services in connection with the selection of suitable Hotel sites, acquisition of such sites and subsequent development of Hotels thereon. Developer has agreed to provide such services on the terms and conditions contained herein. Each Developer Party has agreed with Developer to participate in the delivery of such services and, upon approval of a site identified by such Developer Party, to construct the Hotel on such site. Such agreement is given in connection with and as part of the consideration for Developer's 23% limited partner interest in Owner.


                                   AGREEMENTS
                                   ----------

          For valuable consideration, whose receipt and sufficiency are acknowledged, Owner, Developer and each Developer Party agree as follows:

          1.   Site Selection. Upon Owner's request, Developer shall assist
               --------------
Owner in locating sites suitable for development of Hotels in markets designated by Owner in the Restricted Area (defined below) from time to time. Each Developer Party will cooperate with Developer in such efforts. In connection therewith, Developer shall provide such services as Owner may reasonably request which may include the preparation and delivery of the following information (the "Property Information"): a preliminary site acquisition checklist; preliminary
- ---------------------
site information and market studies (including aerial photographs, maps, location description in narrative form, demographic profiles, a list and map of competitive properties in submarkets, and hotel supply statistics); and utility verification. The Property Information shall be prepared in such detail as Owner may reasonably request. The Developer Party submitting to Owner the Property Information for a site shall be the "Developer Partner" under the Developer's partnership agreement for such site and, upon such Developer Party's request therefor, Developer and Owner shall execute an acknowledgment stating such is the case.

         II.  Project Development.  Upon the preliminary selection by Owner of a
              -------------------
site for the development of a Hotel, Owner and the Developer Partner (or an affiliate thereof) for such Hotel shall execute a development and construction agreement whose form is attached as Exhibit A (each, a "Development Agreement"),
                                    ---------           ---------------------
under which the Developer Partner shall construct the Hotel on the site in question.

         III. Term. This Agreement shall begin on the date hereof and shall
              ----
expire on the earliest of A. the execution of a Development Agreement for the 60th Hotel hereunder, B. the sale of all or substantially all of the assets of Owner except in connection with a transaction in which the constituent partners of Owner shall have ownership interests in the purchaser after giving effect to such transaction or, if Owner is not a publicly-traded company, a change in the control of Owner, or C. December 31, 1998.

          IV. Non-Competition. None of the Developer, the Developer Parties, nor
              ---------------
any Other Restricted Party (collectively, "Restricted Parties") shall, directly
                                           ------------------
or indirectly through one or more intermediaries, own, operate, construct, or develop a Competing Extended-Stay Project (defined below) during the Term in any of the 48 states comprising the continental United States of America (the

"Restricted Area").  Each Restricted Party shall cause its constituent partners
- ----------------
and their respective partners, shareholders and affiliates (excluding, in the case of TCR, any person who is an affiliate solely because of common ownership or control by members of the family of Trammell Crow) not to own, operate, construct, or develop a Competing Extended-Stay Project during the Term in the Restricted Area. "Competing Extended-Stay Project" means a lodging facility
                   -------------------------------
whose primary business is the leasing or providing of hotel rooms to guests for durations of one week or more for a price that is $400 or less per week; however, "Competing Extended-Stay Project" does not include a facility operated
                                                ---
as an apartment development, even if units in the facility are leased or otherwise made available for short-term occupancy (including occupancy for a duration the same as Owner's target market) or leased or otherwise made available to another person who intends to make such units available for short-term occupancy. The non-competition provision of this Section is a material inducement and is consideration for Owner's agreement to enter into this Agreement. Each Restricted Party acknowledges and stipulates that the restriction provided in this Section is reasonable in light of Owner's intended expansion plan for Hotels during the Term and Owner's agreement to contract with the Developer Parties and their respective Developer Party Affiliates to construct Hotels pursuant to Development Agreements as provided herein. In addition to all other rights and remedies therefor, Owner shall be entitled to injunctive relief if a Restricted Party violates the terms of this Section.

          V.  Severability.  If any provision hereof is found to be invalid or
              ------------
unenforceable, all the other provisions shall remain in full force and effect to the maximum extent permitted by law and such invalid or unenforceable provisions shall be interpreted and deemed to be modified so as to give effect to the intent and purpose thereof to the fullest extent permitted by law.

        VI.   Notices.  All notices provided or permitted to be given under this
              -------
Agreement must be in writing and may be served by depositing the notice in the United States Mail addressed to the party to be notified, postage prepaid, registered or certified with return receipt requested; by delivering the notice to such party by overnight or same-day courier service; or by facsimile transmission. Notice given in accordance herewith shall be effective when delivered to the address of the addressee. The address for notices for each party hereto is set forth under its signature to this Agreement. Any party may change its address for notice by giving three-days' prior written notice thereof to the other parties.

        VII.  Binding Effect; Governing Law.  This Agreement shall be binding on
              -----------------------------
Owner, Developer, each Developer Party, each Other Restricted Party, and their respective successors and assigns. This Agreement shall be governed by Texas law. Neither Developer nor any Developer Party shall assign any of its rights under this Agreement to any party without the prior consent of Owner, which consent may be withheld or denied in Owner's sole discretion.

        VIII. Obligations Several. The obligations of each Developer Partner
              -------------------
under its Development Agreement are several. Neither TCR nor Greystar shall be liable for the obligations or performance (or failure of performance) of the other party under such other party's Development Agreement.

        Executed as of the date first set forth above.

                           DEVELOPER EXTENDED STAY PARTNERS, L.P., a Texas limited partnership
                           By:  Extended Stay Limited Partnership, a
                                Delaware partnership, its general partner
                                By:  ESH Partners, L.P., its general partner
                                     By:  Crow Family, Inc., its general partner


                                          By:
                                             -----------------------------------
                                          Name:
                                              ----------------------------------
                                          Title:
                                                --------------------------------
                                          Address:  2001 Ross Avenue, Suite 3200
                                                    Dallas, Texas  75201

                    EXTENDED STAY LIMITED PARTNERSHIP, a Delaware
                    limited partnership
                    By: ESH Partners, L.P., a Texas limited partnership, its general partner
                         By:  Crow Family, Inc., its general partner



                              By: /s/ Anthony W. Dona
                                  -------------------------------------------
                              Name: Anthony W. Dona
                                    -----------------------------------------
                              Its:
                                   ------------------------------------------
                              Address:  2001 Ross Avenue, Suite 3200
                                        Dallas, Texas  75201

                    TCR EXTENDED STAY I LIMITED PARTNERSHIP, a Texas limited partnership
                    By: TCR Extended Stay, Inc., a Texas corporation, its
                        general partner



                        By: /s/ Randy Pace
                            -------------------------------------------------
                        Name: Randy Pace
                              -----------------------------------------------
                        Its:
                             ------------------------------------------------
                        Address:  717 N.Harwood St., Suite 1200
                                  Dallas, Texas  75201
                                  Attention:  Randy J. Pace


                    GREYSTAR REALTY SERVICES, L.P., a Delaware limited
                    partnership
                    By: Greystar Holdings, Inc., a Texas corporation, its general partner



                         By:  /s/ Robert A. Faith
                             ------------------------------------------------
                         Name: Robert A. Faith
                              -----------------------------------------------
                         Its:
                              -----------------------------------------------
                         Address:  Two Riverway, Suite 850
                                   Houston, Texas 77056

                    OTHER RESTRICTED PARTIES:


                     /s/ Robert A. Faith
                    ---------------------------------------------
                    ROBERT A. FAITH
                    Address:  Two Riverway, Suite 850
                              Houston, Texas 77056


                     /s/ Leonard W. Wood
                    ---------------------------------------------
                    LEONARD W. WOOD
                    Address:
                            -------------------------------------
                            -------------------------------------


                     /s/ J. Ronald Terwilliger
                    ---------------------------------------------
                    J. RONALD TERWILLIGER
                    Address:
                            -------------------------------------
                            -------------------------------------

                     /s/ Bruce C. Ward
                    ---------------------------------------------
                    BRUCE C. WARD
                    Address:
                            -------------------------------------
                            -------------------------------------


                     /s/ Chris Wheeler
                    ---------------------------------------------
                    CHRIS WHEELER
                    Address:
                            -------------------------------------
                            -------------------------------------

================================================================================




                                DEVELOPMENT AND


                            CONSTRUCTION AGREEMENT



                           Date:  [_______________]



[Note: This agreement will be signed after the Project has received preliminary approval by Wyndham and before final approval of the Project in question.]


================================================================================

                    TABLE OF CONTENTS
                    -----------------

                                                     Page
                                                     ----
                        ARTICLE 1
                       APPOINTMENT
                       -----------
     Section     1.1  Appointment...................   1

     Section     1.2  Term..........................   1

     Section     1.3  Independent Contractor........   1

     Section     1.4  Developer's Authority.........   1

                        ARTICLE 2
           DEVELOPMENT AND CONSTRUCTION SERVICES
           -------------------------------------
     Section     2.1  Preliminary and Final Approval   2

     Section     2.2  Other Services................   4

     Section     2.3  Construction..................   5

     Section     2.4  Related Party Service.........   5

     Section     2.5  Construction Costs............   5

     Section     2.6  Construction Lender Guaranty..   6

                        ARTICLE 3
                       COMPENSATION
                       ------------
     Section     3.1  General Conditions Payments...   7

                        ARTICLE 4
                        INSURANCE
                        ---------
     Section     4.1  Types and Amounts of Insurance   7

     Section     4.2  Waiver of Claims..............   9

                        ARTICLE 5
                   DEFAULT AND REMEDIES
                   --------------------
                        ARTICLE 6
           DUTIES UPON TERMINATION OR EXPIRATION
           -------------------------------------
     Section     6.1  Developer's Duties............   9

     Section     6.2  Owner's Duties................   9

                        ARTICLE 7
                MISCELLANEOUS PROVISIONS
                ------------------------
     Section     7.1  Notices.......................  10

     Section     7.2  Assignment....................  10

     Section     7.3  Governing Law.................  10

     Section     7.4  Entireties, Beneficiaries.....  10

     Section     7.5  Acquisition of Land...........  10

     Section     7.6  Termination...................  10


       LIST OF DEFINED TERMS
       ---------------------


                                 Page No.
                                 --------
Additional Contract Costs.........  5
Agreement.........................  1
AIA Contract......................  5
CGL...............................  7
Construction Costs................  5
Construction Lender...............  6
Consultants.......................  4
Cost Overruns.....................  5
Developer.........................  1
Developer Affiliates..............  6
Developer Partner.................  6
Development Budget................  3
Development Plan..................  3
Final Approval....................  3
Final Completion..................  6
Force Majeure.....................  6
General Conditions Payments.......  7
Improvements......................  1
Land..............................  1
Management Committee..............  2
Owner.............................  1
Preliminary Approval Period.......  2
Project...........................  1
Project Schedule..................  3
Proposed Construction Lender......  6
Purchase Agreement................  2
Services..........................  1
Subsequent Governmental Costs.....  5
Unanticipated Geotechnical Costs..  5

                                DEVELOPMENT AND
                             CONSTRUCTION AGREEMENT
                             ----------------------


     This Development and Construction Agreement (this "Agreement") is made as
                                                        ---------
of ________________, 199___, between EXTENDED STAY LIMITED PARTNERSHIP, a
Delaware limited partnership ("Owner"), and     [insert correct entity name]
                               -----        --------------------------------
("Developer").
  ---------


                                    RECITALS
                                    --------

     A.  Owner owns or expects to acquire the land described on Schedule 1 (the
                                                                ----------
"Land").  Owner intends to construct an extended-stay hotel facility and related
 ----
site improvements (the "Improvements").  The Improvements and Land are
                        ------------
collectively called the "Project."
                         -------

     B. Owner desires to retain Developer to provide the services described in this Agreement, and Developer desires to provide such services to Owner on the terms and conditions set forth in this Agreement.


                                   AGREEMENTS
                                   ----------

     For valuable consideration, whose receipt and sufficiency are acknowledged, the parties agree as follows:


                                   ARTICLE 1
                                  APPOINTMENT
                                  -----------

     Section  1.1  Appointment.  Developer is appointed as the developer of the
                   -----------
Project to provide development and construction services with respect to the Project (the "Services"). Developer accepts such appointment and shall perform
              --------
the Services in accordance with this Agreement and in accordance with normal practices in the real estate industry in the vicinity of the Land.

     Section  1.2  Term.  This Agreement shall be for a term beginning with the
                   ----
date hereof, and ending upon Final Completion (defined below), unless Owner terminates this Agreement as provided herein.

     Section  1.3  Independent Contractor.  Developer is an independent
                   ----------------------
contractor. Developer's authority to act for Owner is strictly limited to that expressly delegated herein and, except as otherwise provided herein, Developer is not authorized to bind or commit Owner.

     Section  1.4  Developer's Authority.  Developer is authorized to take all
                   ---------------------
actions necessary or appropriate to fulfill its obligations hereunder; however, Developer may not incur any expense on behalf of Owner, except for those incurred (a) in accordance with the Development Budget (defined below) or otherwise approved in advance by Owner or (b) to preserve or repair the Project and for other items if, in Developer's reasonable judgment, such expenditures are necessary to prevent damage to the Project or to preserve the health or safety of any person. Developer shall inform Owner of any expenditure described in clause (b) of the previous sentence as soon as reasonably practicable, but in any event not later than the end of the next business day after the expenditure is made.

                                   ARTICLE 2
                     DEVELOPMENT AND CONSTRUCTION SERVICES
                     -------------------------------------

     Section  2.1  Preliminary and Final Approval.  Owner has preliminarily
                   ------------------------------
approved the Land and Project as a potential location for an extended-stay hotel facility based on the preliminary site acquisition checklist submitted to Owner by Developer or its affiliate, but has not received final approval of the Land and Project for an extended-stay facility. From the date hereof until Owner presents the Project to the management committee of Owner (the "Management
                                                                ----------
Committee") for final approval (the "Preliminary Approval Period"), Owner and
- ---------                            ---------------------------
Developer shall take the following action:

          (a) Owner shall reimburse Developer for all out-of-pocket costs paid by Developer before the date hereof for the preparation of a site plan for the Project, for earnest money deposited under a contract of sale entered into by Developer or its affiliate for the Land, if any (a "Purchase Agreement"), and
                                                    ------------------
for other costs incurred in connection with the Project before the date hereof, all to the extent set forth on Schedule 2. If Developer or its affiliate has
                               ----------
entered into a Purchase Agreement, then the Purchase Agreement shall be assigned to Owner contemporaneously with the execution hereof, by the purchaser thereunder executing the assignment set forth under the signature blocks hereto.

          (b)  Developer shall:

               (1) Prepare and submit to Owner for its review a proposed budget for all projected hard costs, soft costs, and other expenditures in connection with developing the Project (which shall include all development costs particular to the area where the Land is located, such as, without limitation, impact fees, assessments for off-site improvements, and the like) and a construction cost disbursement schedule.

          (2) Provide preliminary site information for the Project (including, without limitation, aerial photographs, maps, location description in narrative form, demographic profiles, a list and map of competitive properties in submarkets, and hotel supply statistics).

          (3) Prepare a list setting forth anticipated long lead time items, construction commencement date, and completion date.

          (4) Developer shall obtain a Phase I Environmental Report and a geotechnical report for the Project addressed to Owner. Each such report shall be prepared by an engineer or other consultant reasonably acceptable to Owner and shall comply with the customary standards and scope of services typically required by affiliates of Developer in their ordinary course of business of acquiring and developing property.

After Owner has received the information described above, such information shall be submitted to the Management Committee for approval of the Project. If the Management Committee does not approve of the Project, then this Agreement shall terminate, Owner shall reimburse to Developer all out-of-pocket costs incurred by Developer during the Preliminary Approval Period (to the extent such costs are set forth on Schedule 2 or otherwise specifically approved in writing by
                 ----------
Owner), and neither party shall have any further rights or obligations hereunder. If the Management Committee approves of the Project (the "Final
                                                                      -----
Approval"), then this Agreement shall remain in effect, Owner shall reimburse to
- --------
Developer all out-of-pocket costs incurred by Developer during the Preliminary Approval Period (to the extent such costs are set forth on Schedule 2 or
                                                           ----------
otherwise specifically approved in writing by Owner), Developer shall not be in default if it failed to deliver any of the items specified in Sections 2.1(b)(1), 2.1(b)(2), and 2.1(b)(3), and Owner and Developer shall perform their respective obligations hereunder.

     (c)  After Final Approval, Developer shall:

          (1) Prepare and submit to Owner for its approval a proposed detailed development plan setting forth a precise description of the proposed improvements comprising the Project, the schedule for development of the plans and specifications therefor, and the proposed parameters of agreements with architectural, engineering, and consulting firms and such other detailed information as Owner may reasonably request. Such development plan, as approved by Owner, and as from time to time amended with the approval of Owner and Developer, shall constitute the "Development
     Plan."                                                          -----------
     ----
          (2) Make any necessary modifications to the preliminary budget prepared in accordance with Section 2.1(b)(1) and deliver such budget to Owner for its review and approval. Such budget, as approved by Owner, and as from time to time amended with the approval of Owner and Developer, shall constitute the "Development Budget." The
                           ------------------

     Development Budget shall be in such detail as Owner may reasonably request and shall provide for contingencies and an estimate of all costs to be incurred in developing the Project. Owner and Developer shall sign the Development Budget after it has been approved.



          (3) Prepare and submit for Owner's approval an estimated critical path schedule (the "Project Schedule") that coordinates and integrates
                          ----------------
     Developer's services and Owner's responsibilities and needs with anticipated construction schedules. The Project Schedule shall include a detailed program for the design and construction of the Project including procurement, fabrication and delivery dates for all major materials and equipment; cover all phases of the work required by this Agreement; and indicate the established dates for the start and completion of all phases of the Project, including the "Target Substantial Completion Date" and the date for "Final Completion" under the AIA Contract (defined below). Upon approval of the Project Schedule, Owner and Developer shall complete the blanks in the AIA Contract for the Target Substantial Completion Date and the Final Completion Date. If they fail to do so, such dates will be the dates set forth therefor on the Project Schedule.10

          (4)  Perform the other services hereinafter described.

The preparation, proposal and presentation of the Development Plan, Development Budget and Project Schedule shall include meeting with Owner and its representatives to establish a basic framework of development planning for the Project, including Developer's work plan and Project personnel, issues of budget, schedule, project execution (architect, subcontractors, consultants), special requirements and conditions. If Owner and Developer are unable to agree on the Development Plan, Development Budget, or Project Schedule, then either party may terminate this Agreement by delivering to the other party written notice thereof, in which case, Owner shall reimburse Developer for all out-of-pocket costs incurred by Developer after Final Approval through the termination date (to the extent such costs are set forth on Schedule 2 or otherwise
                                                ----------
specifically approved by Owner). After such termination and such reimbursement, neither party shall have any further rights or obligations to the other under this Agreement.

     Section  2.2  Other Services.  Developer shall also provide the following
                   --------------
services before construction of a Project begins:

          (a) Assist Owner in determining the portions of the Land that should be used as the site for the Project.

          (b) Interview, negotiate with, and, if appropriate, engage, with Owner's approval (which shall not be unreasonably withheld or delayed), any other design and development consultants (the "Consultants") for the Project, such as, space planners,
                  -----------
landscape architects, civil, soils, mechanical, electrical and plumbing engineers, and acoustical, curtain wall, lighting, art and graphic design consultants.

          (c) Manage and coordinate the Consultants and coordinate the architect's preparation of conceptual design, and the detailed plans and specifications therefor, including matters relating to site planning, engineering, building shell, public space, building height, total area, floor size and landscape design, traffic and circulation matters.

          (d) Initiate the planning and coordinate with Owner and the architect the receipt of all necessary public and private approvals for the Project, including city planning, applicable building codes, public works, architectural review committee, and building permit approvals.

          (e) Review designs during their development and advise Owner regarding on-site use and improvements, selection of materials, and building systems and equipment.

          (f) Assist Owner in space planning, design and finish-out evaluations.

          (g) Prepare a detailed estimate of construction costs, developed by using estimating techniques which anticipate the various elements of the Project, and based on schematic design documents prepared by the architect. Update and refine this estimate periodically as the architect prepares design development and construction documents.

     Section 2.3 Construction. After (a) Developer and Owner have approved
                 ------------
the Development Plan, Development Budget, and Development Schedule, (b) the plans and specifications for the improvements have been completed and initialed by Owner and Developer, and (c) Owner has delivered to Developer a notice to proceed, Developer shall construct the Improvements pursuant to the construction contract attached hereto as Schedule 3 and shall be the "Contractor" thereunder
(such                       ----------

contract and the addendum thereto are herein collectively called the "AIA
                                                                      ---
Contract").  If the notice to proceed is not given within 30 days after the
- --------
Development Budget is signed, Developer may request amendments to the Development Budget. If Owner and Developer are unable to agree on such amendments, then either party may terminate this Agreement by delivering to the other written notice thereof, in which case, Owner shall reimburse Developer for all out-of-pocket costs incurred by Developer after Final Approval through the termination date (to the extent such costs are set forth on Schedule 2 or
                                                            ----------
otherwise specifically approved by Owner). If the terms of this Agreement conflict with the terms of the AIA Contract, the terms of this Agreement shall control.

     Section  2.4  Related Party Service. If any service provided with respect
                   ---------------------
to the Project (as, for example, roofing work or construction services) is to be provided by a party affiliated with Developer, the cost thereof shall be comparable to that obtainable from qualified third parties that are not so affiliated.

     Section  2.5  Construction Costs.  Developer shall be responsible for all
                   ------------------
Construction Costs (defined below) in excess of the amount set forth on the Development Budget (such excess amounts are herein called "Cost Overruns").
                                                           -------------
"Construction Costs" means all costs incurred for architectural work,
- -------------------
engineering work, labor, materials, other hard costs, general conditions, permitting costs, and other governmental charges or fees (including impact fees) in connection with the development of the Project, but shall not include costs for interest expense, costs incurred by Owner for its overhead expenses and travel expenses, Additional Contract Costs (defined below), Subsequent Governmental Costs (defined below), or Unanticipated Geotechnical Costs (defined below). "Additional Contract Costs" means costs incurred by Owner under
         --------------------------
contracts entered into by Owner which have not been approved by Developer, other than contracts entered into by Owner to perform Developer's unperformed obligations under this Agreement after a default by Developer. "Subsequent
                                                                ----------
Governmental Costs" means costs incurred by Owner for changes to the Project
- ------------------
required by governmental authorities after the plans and specifications for the Project have been reviewed and finally approved by all requisite governmental authorities, other than costs incurred because of Developer's failure to comply with such finally approved plans and specifications. "Unanticipated Geotechnical
                                                      --------------------------
Costs" means additional costs incurred by Owner because of errors in the
- -----
geotechnical report or environmental report obtained for the Project. Developer shall provisionally fund Construction Cost line item overruns in the Development Budget even if there are available cost savings for other Construction Cost line items or available contingencies unless the Construction Lender (defined below) permits the use of contingency to pay such line item overruns; however, (a) to the extent there are savings in any hard cost line item after completion of such item, then Developer may use such savings to defray any cost overruns for other hard cost line items, and (b) to the extent there are available savings in soft cost line items that are Construction Costs or contingency upon final lien-free completion of the Project (including all punch-list items) Developer shall be reimbursed for the amounts funded under this sentence, which reimbursement shall be made within 30 days after Final Completion. "Force Majeure" means acts of
                                                 -------------
God and other matters beyond the reasonable control of the Developer, but shall not include matters arising because of the action or inaction of any subcontractor or other persons engaged by or under Developer. "Final
                                                                -----
Completion" means the date on which all the following have occurred: (1) final,
- ----------
lien-free completion of the Project (including all punch-list items),
(2) delivery of lien waivers from each person (other than laborers) who performed work at or provided or fabricated materials in connection with the Work to be performed under this Agreement (including all subcontracts executed in connection therewith), other than from those persons whose claims are being contested by Developer, in good faith, and for which Developer has provided to Owner a bond or security in an amount reasonably acceptable to Owner, and
(3) issuance of a final, unconditional certificate of occupancy for the Project enabling it to be occupied and operated for its intended use. Developer shall, and shall cause Developer Affiliates (defined below) to, execute and deliver to Owner and, to the extent required by the construction lender of the Project (the "Construction
 ------------

Lender"), the Construction Lender completion and cost overrun guaranties.  The
- ------
completion and cost overrun guaranty to be provided to Owner shall be in form substantially similar to Schedule 4 and the guaranty to be provided to the
                         ----------
Construction Lender shall be on such form as the Construction Lender may require. Neither Developer nor Developer Affiliates shall have rights of subrogation against Owner for any amounts paid under any such guaranties (such waiver shall not affect Developer's contractual claims against Owner under this Agreement). If such guaranties are not provided by Developer and Developer Affiliates, Owner may terminate this Agreement by delivering to Developer written notice thereof. "Developer Affiliates" means: [in the case of Greystar
                          --------------------
Realty Services, L.P. - Robert A. Faith; in the case of TCR Extended Stay I Limited Partnership - Ron Terwilliger, CFP Residential, L.P., and TCF Residential Partnership, L.P.]

     Section  2.6  Construction Lender Guaranty. The proposed Construction
                   ----------------------------
Lender for the Project is Bank One, Arizona, NA (the "Proposed Construction Lender"). Developer and Owner shall use reasonable efforts to cause the Proposed Construction Lender to accept a completion guaranty from Developer and the Developer Affiliates in form and substance substantially similar to that customarily provided by such parties to institutional construction lenders. If the Proposed Construction Lender will not accept such guaranty, Developer shall negotiate with the Proposed Construction Lender regarding the form of guaranty that will be acceptable to such lender. However, under no circumstances shall Owner be required to modify the terms of the proposed loan from the Proposed Construction Lender or incur any additional obligations to the Proposed Construction Lender to cause the Proposed Construction Lender to accept such form of guaranty, and Developer shall be under no obligation to agree to provide a completion guaranty, other than on such form. If Developer and the Proposed Construction Lender are unable to agree on the form of guaranty to be delivered by Developer and the Developer Affiliates or if such guaranties are not provided by Developer and the Developer Affiliates, then Owner may terminate this Agreement by delivering to Developer written notice thereof, in which case the party designated as the Developer Partner on the Acknowledgment of Developer Partner to this Agreement (the "Developer Partner") shall no longer be the "Developer Partner" for the Project under the partnership agreement of Developer Extended Stay Partners, L.P.


                                   ARTICLE 3
                                 COMPENSATION
                                 ------------

     Section  3.1  General Conditions Payments.  For services rendered in
                   ---------------------------
connection with the development of the Project (including general conditions), Developer shall be paid an amount (the "General Conditions Payments") equal to
                                        ---------------------------
$250,000. The General Conditions Payments shall be paid as follows: $50,000 upon approval of the Development Budget, Development Plan and Development Schedule and commencement of construction; $150,000, payable in installments on the tenth day of each month, based on the percentage of completion of the Improvements; and $50,000 upon Final Completion.

                                   ARTICLE 4
                                   INSURANCE
                                   ---------

     Section  4.1  Types and Amounts of Insurance.  Unless otherwise noted,
                   ------------------------------
Developer shall obtain insurance of the types and in the amounts described below. The insurance shall be written by insurance companies and on forms acceptable to Owner. The cost of such insurance shall not be a Cost of the Work other than the workmen's compensation insurance specified in Section 4.1(c).

          (a) Commercial General and Umbrella Liability Insurance. Developer
              ---------------------------------------------------
shall maintain commercial general liability ("CGL") and, if necessary,
                                              ---
commercial umbrella insurance with a limit of not less than $6,000,000 each occurrence. If such CGL insurance contains a general aggregate limit, it shall apply separately to the Project.

              (1) CGL insurance shall be written on ISO occurrence form CG 00 01 10 (or a substitute form providing equivalent coverage) and shall cover liability arising from premises, operations, independent contractors, products-completed operations, personal injury and advertising injury, broad form property damage and liability assumed under an insured contract (including the tort liability of another assumed in a business contract).

              (2) Owner shall be included as an additional insured under the CGL, using ISO Additional Insured Endorsement CG 20 10 or a substitute providing equivalent coverage, and under the commercial umbrella, if any.

              (3) Developer and Owner waive all rights against each other and their agents, officers, directors and employees for recovery of damages to the extent these damages are covered by the CGL or commercial umbrella liability insurance maintained pursuant to Section 4.1(a).

          (b) Business Auto and Umbrella Liability Insurance.  Developer shall
              ----------------------------------------------
maintain business auto liability and, if necessary, commercial umbrella liability insurance with a limit of not less than $1,000,000 each accident.

              (1) Such insurance shall cover liability arising out of any auto (including owned, hired and non-owned autos). Owner shall be included as an additional insured using the appropriate endorsement therefor.

              (2) Business auto coverage shall be written on ISO form CA 00 01, CA 00 05, CA 00 12, CA 00 20, or a substitute form providing equivalent liability coverage.

If necessary, the policy shall be endorsed to provide contractual liability coverage equivalent to that provided in the 1990 and later editions of CA 00 01.

              (3) Developer and Owner waive all rights against each other and their agents, officers, directors, and employees for recovery of damages to the extent these damages are covered by the business auto liability or commercial umbrella liability insurance maintained by Developer pursuant to Section 4.1(b) or under any applicable auto physical damage coverage.

         (c)  Workers Compensation Insurance.  Developer shall maintain workers
              ------------------------------
compensation and employers liability insurance, with waivers of subrogation.

              (1) The employers liability limits shall not be less than $500,000 each accident for bodily injury by accident or $500,000 each employee for bodily injury by disease.

              (2) Developer waives all rights against Owner and its agents, officers, directors and employees for recovery of damages to the extent those damages are covered by the workers compensation and employers liability or commercial umbrella insurance obtained by Developer pursuant to Section 4.1(c).

         (d)  Builders Risk Insurance.
              -----------------------

              (1) Owner shall purchase and maintain in force builders risk insurance for the entire work. Such insurance shall be written in an amount at least equal to the initial contract sum as well as subsequent modifications of that sum. The insurance shall apply on a replacement cost basis and shall be written on a completed value form.

              (2) The insurance required in Section 4.1(d) (A) shall name as insureds the Owner and Developer on the Project, (B) cover the entire work at the Project site, (C) also cover portions of the work located away from the site but intended for use at the site, and (D) cover portions of the work in transit.

         (e)  Evidence of Insurance. Prior to commencing the work, Developer and
              ---------------------
Owner shall furnish to the other a certificate of insurance, executed by a duly authorized representative of each insurer, showing compliance with the insurance requirements in this Article 4. All certificates shall provide for 30-days' written notice to Owner and Developer prior to the cancellation or material change of any insurance referred to therein.

     Section  4.2  Waiver of Claims.  Notwithstanding anything in this Agreement
                   ----------------
to the contrary, Owner and Developer hereby waive and release each other from any and all right of
recovery, claim, action, or cause of action against each other, their officers and employees, for any loss or damage that may occur to the Project, improvements to the Project, or personal property within the Project, by reason of fire or the elements, or other casualty, regardless of whether the negligence
                                            ------------------------------------
or fault of the other party or their agents, officers, employees or contractors
- --------------------------------------------------------------------------------
caused such loss, to the extent the same is insured against under insurance
- ----------------
policies carried by the waiving party (or required to be carried by such party). Owner and Developer shall obtain a waiver of subrogation from the respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, and to have the insurance policies endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.


                                   ARTICLE 5
                              DEFAULT AND REMEDIES
                              --------------------

     If either party defaults in performance of any of its obligations hereunder, which default continues for a period of 15 days after written notice thereof, then the non-defaulting party, in addition to pursuing all other rights, remedies and recourses available at law, may terminate this Agreement by written notice to the other party. If within such 15-day period the defaulting party diligently commences curing such default, the non-defaulting party shall grant a 30-day extension during which it shall not terminate this Agreement for the default in question, so long as the defaulting party continues to pursue such cure. Enforcement of the provisions of this Article 5 shall not diminish Developer's obligations under Article 6.


                                   ARTICLE 6
                     DUTIES UPON TERMINATION OR EXPIRATION
                     -------------------------------------

     Section  6.1  Developer's Duties.  At the end of the Term, Developer shall
                   ------------------
deliver to Owner copies of all books and records maintained by Developer for the Project and all funds in possession of Developer belonging to Owner or received by Developer with regard to the Project. Developer shall also be available for a period not less than 60 days after the end of the Term to consult with Owner concerning operation of the Project, provided that Owner shall compensate Developer for time spent in consulting with Owner during this period.

     Section  6.2  Owner's Duties. Owner shall compensate Developer for all fees
                   --------------
earned hereunder through the date of termination promptly following the delivery of the information called for in Section 6.1, subject to any claims Owner may have arising out of Developer's default in performance hereunder.

                                   ARTICLE 7
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section  7.1  Notices. All notices given hereunder shall be made in writing
                   -------
and given to the addressee at the address specified on the signature pages hereof. Notices may be given by certified mail, return receipt requested, by hand delivery, by overnight courier service, or by facsimile transfer and shall be effective upon delivery at the address of the addressee.

     Section  7.2  Assignment.  Developer may not assign its rights nor delegate
                   ----------
its duties hereunder without the prior written consent of Owner, other than to an entity which controls, is controlled by, or is under common control with Developer. No assignment of this Agreement by Developer nor delegation of its duties hereunder shall release Developer from its obligations hereunder.

     Section  7.3  Governing Law.  This Agreement shall be governed and
                   -------------
construed in accordance with the laws of the State of Texas.

     Section  7.4  Entireties, Beneficiaries.  This Agreement represents the
                   -------------------------
entire Agreement between Owner and Developer with regard to management of the Project and all prior agreements are superseded hereby. If any provision of this Agreement is inconsistent with any provision of any Schedule hereto, the terms of this Agreement shall control. This Agreement is for the sole benefit of Owner and Developer and no other party is benefitted hereby.

     Section  7.5  Acquisition of Land. Developer hereby acknowledges that Owner
                   -------------------
has not acquired the Land. Accordingly, Owner may terminate this Agreement if Owner does not acquire the Land. If Owner so terminates this Agreement, Owner shall reimburse Developer for all costs incurred by Developer before such termination, to the extent such costs are set forth on Schedule 2 or are
                                                       ----------
otherwise approved by Owner. At Developer's option, Owner shall reinstate this Agreement if Owner acquires the Land within 12 months after the termination date, and in such case, Owner will negotiate with Developer in good faith for changes in the Development Budget and the Project Schedule to reflect the delay resulting from the termination.

     Section  7.6  Termination.  If this Agreement is terminated as provided
                   -----------
herein (including as specified in Schedule 3) before Final Completion, the
                                  ----------
Developer Partner shall not be the "Developer Partner" for the Project under the partnership agreement of Developer Extended Stay Partners, L.P., unless the Developer Affiliates complete the Project in accordance with its guaranty.

     Executed effective as of the date written above.

                           OWNER:

                           EXTENDED STAY LIMITED PARTNERSHIP, a
                           Delaware limited partnership
                           By:  ESH Partners, L.P., a Delaware limited
                                partnership, its general partner
                                By:  Crow Family, Inc., a Texas
                                     corporation, its general partner



                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------


                           DEVELOPER:


                           ----------------------------------------------


                           By:
                           ----------------------------------------------
                           Name:
                           ----------------------------------------------
                           Title:
                           ----------------------------------------------

                      ACKNOWLEDGMENT OF DEVELOPER PARTNER
                      -----------------------------------

     Each of the undersigned hereby acknowledges that [Greystar Realty Services, L.P. - OR - TCR Extended Stay I Limited Partnership] is the Developer Partner for the Project under the Limited Partnership Agreement of Developer Extended Stay Partners, L.P. dated as of February 9, 1996, provided that all conditions to remaining the Developer Partner thereunder are satisfied, including, without limitation, providing the guaranties specified herein and the Developer fully performing its obligations hereunder. The Developer Partner consents to the terms of this Agreement.

          DEVELOPER EXTENDED STAY PARTNERS, L.P., a
          Texas limited partnership
          By: DESP General Partner, L.L.C., a Texas limited liability company [By: Crow Family, Inc. - OR - Greystar Holdings, Inc.]



                By:
                   --------------------------------------------
                Name:
                     ------------------------------------------
                Title:
                      -----------------------------------------

          TCR EXTENDED STAY I LIMITED PARTNERSHIP
          By:  TCR Extended Stay, Inc.


               By:
                  ----------------------------------------------
               Name:
                    --------------------------------------------
               Title:
                     -------------------------------------------


          OR

          GREYSTAR REALTY SERVICES, L.P.
          By:  Greystar Holdings, Inc.


          By:
             ---------------------------------------------------
          Name:
               -------------------------------------------------
          Title:
                ------------------------------------------------

                        ASSIGNMENT OF PURCHASE AGREEMENT
                        --------------------------------

     The undersigned hereby assigns to Owner all of its rights, titles, and interests in and to the (a) [Contract of Sale] dated ________________, 199___, between the undersigned, as purchaser, and _____________________, as seller (as amended, the "Purchase Agreement"), (b) any earnest money and other deposits
              ------------------
made under the Purchase Agreement, together with interest thereon, and (c) all studies, reports, surveys, and other information obtained by or at the request of the undersigned in connection with or relating to the Purchase Agreement and the property encumbered thereby. The undersigned shall execute such documentation and take such action as Owner may request to further evidence such assignment. In connection herewith, the undersigned represents and warrants that it has delivered to Owner a true and correct copy of the Purchase Agreement; there are no other agreements between the undersigned and the Seller relating to the transaction described in the Purchase Agreement or the property encumbered thereby; it is the sole owner of the interest of the purchaser under the Purchase Agreement free from claims of any other person; all consents, if any, required for such assignment have been obtained; and no default exists thereunder on the part of the purchaser or, to the knowledge of the undersigned, the seller thereunder.

                                           -------------------------------------



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


THE STATE OF ___________  (S)
                          (S)
COUNTY  OF  ____________  (S)


     This instrument was acknowledged before me on ______________, 19__, by ___________________, ___________________ of _______________________, a
______________, on behalf of said ___________________________.



                              --------------------------------------------
                              Notary Public, State of
                                                     ---------------------

                                  SCHEDULE 1


                            [Property Description]



                                 Schedule 1-1

                                  SCHEDULE 2


     I.   Pre-Contract Reimbursable Costs
          [site plan, earnest money, and others]


     II.  Preliminary Approval Period Reimbursable Costs


     III. Reimbursable Costs from Final Approval through approval of the Development Plan, Development Budget, and Project Schedule.

                                Schedule 2-1

                                  SCHEDULE 3


                          [Form of General Contract]


                                 Schedule 3-1

                                   SCHEDULE 4

                              COMPLETION GUARANTY
                              -------------------

     THIS COMPLETION GUARANTY (this "Guaranty") is made as of
                                     --------
___________________, by _______________ ("Guarantor") in favor of EXTENDED STAY
                                          ---------
LIMITED PARTNERSHIP ("Owner").  Unless specified otherwise, all capitalized
                      -----
terms used herein shall have the meanings assigned to them in the Development Agreement (defined below).

     1    To induce Owner to engage ____________ ("Developer") as the
                                                   ---------
"Developer" under the Development and Construction Agreement dated _____________ (as modified from time to time, the "Development Agreement"), relating to the
                                     ---------------------
development and construction of improvements on the real property described on

Exhibit A (the "Project"), Guarantor hereby unconditionally and irrevocably
- ---------       -------
guarantees to Owner and to its successors, and assigns the following obligations of the Developer under the Development Agreement (the "Guaranteed Obligations")
                                                       ----------------------
(as modified or amended from time to time in the manner set forth in the Development Agreement):

          (a) the Developer's obligations under the AIA Contract (as modified or amended from time to time in the manner set forth in the Development Agreement); and

          (b) the Developer's obligations under Section 2.5 of the Development Agreement (as modified or amended from time to time in the manner set forth in the Development Agreement) to pay for Cost Overruns.

Guarantor's liability for non-conformance of the Work with the Contract Documents or for any defect in the Work shall be limited to correction of the defective work under the terms of the AIA Contract (if notice of the defective work is given within the one-year warranty period), and Guarantor shall not in any event be liable to Owner for incidental or consequential damages, including any loss in income or any liability for damage to property or injury to persons or loss of life.

     2    Guarantor represents and warrants to Owner and agrees as follows:

          (a) Guarantor shall continue to be liable under this Guaranty and the provisions hereof shall remain in full force and effect notwithstanding (1) any modification, agreement or stipulation between Developer and Owner, or their respective successors and assigns, with respect to the Development Agreement or the obligations encompassed thereby; (2) Owner's waiver of or failure to enforce any of the terms, covenants or conditions contained in the Development Agreement; (3) any release of Developer or any other guarantor from any liability with respect to the Guaranteed Obligations; or (4) any release or subordination of any real or personal property then held by Owner as security for the performance of the Guaranteed Obligations.

                                 Schedule 4-1

          (b) Guarantor's liability under this Guaranty shall continue until all Guaranteed Obligations have been satisfied.

          (c) Guarantor warrants and represents to Owner that it now has and will continue to have full and complete access to any and all information concerning the transactions contemplated by the Development Agreement or referred to therein, the value of the assets owned or to be acquired by Developer, and Developer's financial status and its ability to perform the Guaranteed Obligations. Guarantor further warrants and represents that it has reviewed and approved the Development Agreement and is fully informed of the remedies Owner may pursue, with or without notice to Developer. So long as any of the Guaranteed Obligations remains unsatisfied, Guarantor shall keep itself fully informed as to all aspects of Developer's financial condition and the performance of the Guaranteed Obligations.

          (d) The liability of Guarantor under the Guaranty is a guaranty of performance and not of collectibility, and is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Development Agreement or other instruments relating to the creation or performance of the Guaranteed Obligations or the pursuit by Owner of any remedies which it now has or may hereafter have with respect thereto under the Development Agreement, at law, in equity, or otherwise.

     3    Guarantor hereby waives to the extent permitted by law: (a) all notices to Guarantor, to Developer, or to any other person, including but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension, modification, accrual of any of the Guaranteed Obligations and enforcement of any right or remedy with respect thereto, and notice of any other matters relating thereto; (b) diligence and demand of payment, presentment, protest, dishonor and notice of dishonor; (c) any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof; and (d) all principles or provisions of law which conflict with the terms of this Guaranty. Owner may enforce this Guaranty upon the occurrence and during the continuation of a default under the Development Agreement, notwithstanding the existence of any dispute between Developer and Owner regarding the existence of the default or performance of the Guaranteed Obligations or any counterclaim, set-off or other claim which Developer may allege against Owner with respect thereto. Moreover, Guarantor's obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

      4   Owner may enforce this Guaranty without the necessity of resorting to or exhausting any security or collateral and without the necessity of proceeding against Developer or any other guarantor. Guarantor hereby waives the right to require Owner to proceed against Developer, to proceed against any other guarantor, to foreclose any lien on any real or personal property, to exercise any right or remedy under the Development Agreement or to pursue any other remedy or to enforce any other right.

                                 Schedule 4-2

     5    (a) Nothing contained herein shall prevent Owner from exercising any rights available to it under the Development Agreement and the exercise of any of such rights shall not constitute a legal or equitable discharge of any other guarantor. Guarantor understands that the exercise by Owner of certain rights and remedies contained in the Development Agreement may affect or eliminate Guarantor's right of subrogation against Developer and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, Guarantor hereby authorizes and empowers Owner to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available to Owner, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

          (b) Guarantor shall have no right of subrogation against Developer or against any collateral or security unless and until all Guaranteed Obligations have been satisfied, including, without limitation, substantial completion of the Project.

          (c) To the extent any dispute exists at any time between or among Guarantor and one or more other guarantors as to Guarantor's right to contribution or otherwise, Guarantor agrees to indemnify, defend and hold Owner harmless for, from and against any loss, damage, claim, demand, reasonable cost or any other liability (including reasonable attorneys' fees and costs) Owner may suffer as a result of such dispute.

     6 [(a) For guaranty to be delivered by TCR affiliates -- Guarantor warrants and represents that to the best of its knowledge, after due inquiry and investigation, the Estimated Collateral Value Statements of Guarantor delivered to Owner are true and correct in all material respects as of the date thereof and were prepared using the values assigned to assets in accordance with methods then generally used by Trammell Crow Residential Company in the valuation of assets owned by persons affiliated with Trammell Crow Residential Company as set forth in the notes to the Collateral Value Statements of the Guarantors dated as of June 30, 1995 ("EVBS Value").]
                   ----------

          (b) Guarantor further covenants and agrees to promptly notify Owner at such time as Guarantor obtains actual knowledge of any material adverse change in Guarantor's financial condition.

     7    All notices, requests and demands to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand, or sent by registered or certified mail, postage prepaid, through the United States Postal Service to the addresses shown below or such other addresses which the parties may provide to one another in accordance herewith. Such notices, requests and demands, if sent by mail, shall be deemed given three Business Days (as defined in the Loan Agreement) after deposit in the United States mail, and if delivered by hand shall be deemed given when delivered.

                                 Schedule 4-3

To Guarantor:      ---------------------------------
                   ---------------------------------
                   ---------------------------------
                   Attn:
                        ----------------------------

To Owner:          Extended Stay Limited Partnership
                   2001 Bryan Avenue, Suite 2300
                   Dallas, Texas  75201
                   Attn: John C. Kratzer

with a copy to:    Vinson & Elkins L.L.P.
                   2001 Ross Avenue, Suite 3700
                   Dallas, Texas  75201-2975
                   Attn:  Bryant W. Burke

     8    Guarantor's performance of a portion, but not all, of the Guaranteed
Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for the Guaranteed Obligations which are not performed. Without in any way limiting the generality of the foregoing, if Owner is awarded a judgment in any suit brought to enforce Guarantor's covenant to perform a portion of the Guaranteed Obligations, such judgment shall in no way be deemed to release Guarantor from its covenant to perform any portion of the Guaranteed Obligations which is not the subject of the suit.

     9    Without in any way limiting the generality of the foregoing, upon the occurrence and during the continuation of default under the Development Agreement, Owner shall require Guarantor to complete construction of the Project by delivering to Guarantor written notice thereof. If Guarantor fails to commence completion of the Project within five business days after receiving such notice and to thereafter diligently perform the Work necessary to complete the Project in accordance with the AIA Contract, then Owner may complete construction of Project itself or cause the Project to be completed by a third party. If Guarantor completes the Project, Owner shall make payments to Guarantor on the terms and conditions of the Development Agreement for the cost of each portion of the Work completed by Guarantor, but not in excess of the undisbursed amount available for such completed portion of the Work under the Development Budget; Guarantor shall be responsible for all costs incurred in connection with any portion of the Work in excess of the amounts set forth on the Development Budget for such portion of the Work. Guarantor shall have the same right to reallocate cost savings in the Development Budget as is afforded Developer under Section 2.5 of the Development Agreement. If Owner completes the Project itself or causes a third party to complete the Project, Guarantor shall pay to Owner, within ten days after written notice from Owner to Guarantor, an amount equal to the difference between actual costs reasonably incurred by Owner in developing and constructing the Project minus the amount set forth on the Development Budget (other than interest expense) as of the date of Owner's election to complete the Project itself or to

                                 Schedule 4-4
cause a third party to complete the Project and which are directly related to the development and construction of the Project.

     10   Without in any way limiting the generality of the foregoing, Owner may, in its sole discretion, bring suit against Guarantor on the Guaranteed Obligations to enforce Guarantor's covenant to perform the Guaranteed Obligations. Any such suit by Owner shall not, in any way, prejudice Owner's right, at any time, to enforce Guarantor's covenants to develop and construct the Project.

     11   This Guaranty shall be binding upon Guarantor, his heirs, legal representatives, successors and assigns and shall inure to the benefit of and shall be enforceable by Owner, its successors, endorsees and assigns. Subject to Section 18, any married person executing this Guaranty agrees that recourse may be had against community assets and against his or her separate property for the satisfaction of all obligations herein guaranteed. As used herein, the singular shall include the plural, and the masculine shall include the feminine and neuter and vice versa, if the context so requires.

     12   In the event of any litigation regarding the enforcement or validity of this Guaranty, Guarantor shall be jointly and severally obligated to pay all charges, reasonable costs and expenses (including reasonable attorneys' fees) incurred by Owner whether or not such litigation is prosecuted to judgment.

     13   THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF TEXAS.

     14   This Guaranty is solely for the benefit of Owner, its successors, and assigns, and is not intended to nor shall it be deemed to be for the benefit of any third party, including Developer.

     15   This Guaranty may be executed in counterparts, all of which executed counterparts shall together constitute a single document.

     16   Every provision of this Guaranty is intended to be severable.  In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     17   (a) Owner and Guarantor hereby agree that all controversies and claims of any nature between them (including but not limited to contract, tort and others) arising directly or indirectly out of this Guaranty shall at the written request of any party be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in Dallas, Texas. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having

                                 Schedule 4-5
jurisdiction. The Federal Arbitration Act shall apply to the construction and interpretation of this arbitration agreement.

          (b) A single arbitrator shall have the power to render a maximum award of $100,000. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party.

          (c) No provision of Section 17.(a) shall limit the right of any party to exercise self-help remedies or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the rights to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in action brought by a party shall be applicable in any arbitration proceeding.

     18   Notwithstanding anything in this Guaranty to the contrary, Owner agrees to look for satisfaction of the obligations of Guarantor hereunder only to the following real and personal property of Guarantor (the "Available
                                                               ---------
Assets"), but not to the tangible or intangible proceeds therefrom (other than
- ------
proceeds arising from Owner realizing upon such assets):

         [(a) For TCR Guarantors -- the legal and beneficial interests of Guarantor in any entity that is, at the time of enforcement of this Guaranty,(1) engaged in the business of holding, constructing, developing or providing property management or overhead services for real estate designed for residential use in the United States, and (2) affiliated in any way with Trammell Crow Residential Company, or any subsidiary or affiliate thereof or any successor or assign of all or substantially all of the assets thereof/For Robert A Faith -- the legal and beneficial interests of Guarantor in Greystar Capital Partners, L.P. and any entity in which Greystar Capital Partners, L.P., directly or indirectly, owns an interest; and]

          (b) any receivables due Guarantor from any entity described in Section 18.(a).

Except for the assets just enumerated, Owner shall not look to Guarantor's other tangible or intangible real and personal property [For TCR Guarantors -- (including, without limitation, cash, cash equivalents, stock in Avalon Properties, Inc., stock in Gables Residential Trust, stock in Wood Properties, Inc., units in Gables Realty Limited Partnership, ownership in Randy J. Pace Grantor Trust, ownership in J. Ronald Terwilliger Grantor Trust, ownership in Leonard W. Wood Grantor Trust, ownership in Leonard W. Wood Family Limited Partnership Grantor Trust, stock in JRT Investments, Inc., other securities, or partnership interests, receivables or similar intangible personal property), for satisfaction of Guarantor's obligations hereunder. The term "residential"
                                                              -----------
                                 Schedule 4-6
as used in this Guaranty means single family and multi-family dwellings, residential land/lot development, and senior living communities.]

     [For TCR Guarantors--All representations made in this Guaranty as to the Guarantor's financial condition or the completeness and accuracy of the Guarantor's financial statements are expressly limited by the disclosures included in the body and footnotes of Guarantor's Estimated Collateral Value Statements delivered to Owner.]

     [For TCR Guaranty--Notwithstanding the foregoing limitations, Lender may look to proceeds of Pre-Transaction Available Assets (defined below) (but not other assets of the Guarantor) realized by the Guarantor (A) after the Aggregate EVBS Value (defined below) is less than $30,000,000 or (B) as a result of a transaction that causes the Aggregate EVBS Value (calculated on the basis provided in the notes to the Collateral Value Statements of the Guarantors dated as of June 30, 1995) to be less than $30,000,000. As used in this paragraph, the term "Aggregate EVBS Value" means the aggregate EVBS Value of the Available
          --------------------
Assets, as existing from time to time, as reported in the Collateral Value Statements from time to time prepared by the Guarantor and the following persons: {insert names of other Guarantors}. "Pre-Transaction Available Assets"
                                               --------------------------------
means Available Assets which existed immediately before the event described in clauses (A) and (B).]

     [For TCF Residential Partnership, L.P. and CFP Residential, L.P. - None of the constituent partners of Guarantor (including the general partner) shall be liable for any of the obligations of Guarantor hereunder.]

     Executed as of the date first written above.


                                            -----------------------------------


THE STATE OF TEXAS         (S)
                           (S)
COUNTY  OF  _____________  (S)

     This instrument was acknowledged before me on _____________________, 19___, by _____________________.



                                            -----------------------------------
                                            Notary Public, State of Texas

                                 Schedule 4-7

                                    ADDENDUM
                                    --------

     This Addendum (this "Addendum") is executed in connection with the Standard
                          --------
Form of Agreement between Owner and Contractor between EXTENDED STAY LIMITED PARTNERSHIP ("Owner") and _____________________ ("Contractor"), dated
              -----                               ----------
__________________, 199__, and the General Conditions of the Contract for Construction (AIA Document A201) (collectively, the "Contract"). To the extent
                                                     --------
the terms of the Contract and this Addendum are in conflict, the terms of this Addendum shall control.

Riders for Standard Form
- ------------------------

     19   Rider 4.2 - Liquidated Damages.  If Contractor has not achieved
          ---------   ------------------
Substantial Completion within 60 days after the Target Substantial Completion Date, Contractor shall pay to Owner, as liquidated damages, the Liquidated Damages Amount (defined below) for each day of the Delay Period (defined below). "Delay Period" shall mean the period beginning with the 61st day after the
 ------------
Target Substantial Completion Date and ending on the day Substantial Completion is achieved. Owner and Contractor agree that such product is a reasonable estimate of the loss to be suffered by Owner and recognize that actual damages may be difficult, if not impossible, to accurately ascertain. "Liquidated
                                                                ----------
Damages Amount" for each day in the Delay Period shall equal the amount obtained
- --------------
by performing the following calculation:

          A   +    B; where
          A   =    the daily interest on the loan secured by the Project; and
          B   =    $1,000 for the first 14 days of the Delay Period, $2,000 for the 15th through the 56th days of the Delay Period, and $3,000 for each day after the 56th day of the Delay Period.

For example, if there were 21 days in a Delay Period and the daily interest accruing on the loan secured by the Project was $3,000, then the aggregate Liquidated Damages Amount would be $91,000 [($3,000 x 21) + ($1,000 x 14) + ($2,000 x 7)].

     20   Rider 7.1.4.6 - Cost Limitation.  Notwithstanding anything to the
          -------------   ---------------
contrary in this Article 7, the maximum aggregate amount payable for the off-site project manager and the costs described in Section 7.1.4.4 and 7.1.4.5 shall be limited to $20,000.00.

     21   Rider 12.5.4 - Retainage.  Subtract the retainage, which shall be in
          ------------   ---------
an amount required by law, such that no lien claims may be filed against the Project, or such other amount as may be required by the Construction Lender (defined below). If, and to the extent the Construction Lender consents thereto and agrees to disburse loan proceeds therefor, (a) no retainage shall be required for materials, provided that the supplier of such materials executes and delivers to Owner a lien waiver in the form of Exhibit B or another form
                                                   ---------
acceptable to Owner waiving all claims for the materials so supplied, (b) no retainage shall be withheld on soft costs, and (c) upon completion of individual subcontract work, retainage withheld for such subcontract work shall be disbursed upon receipt of a fully executed lien waiver in the form of Exhibit B
                                                                      ---------
or another form acceptable to Owner.

     22   Rider 12.5.5.- Payments.  In no event shall payment be made in excess
          ------------   --------
of the costs actually incurred plus the appropriate General Condition Payments
                               ----
less the required retainage.
- ----

     23   Rider 12.5.6 - Lien Waivers.  Within 15 days of receiving a progress
          ------------   ------------
payment, Contractor shall deliver to Owner the following ("Lien Waivers"):
                                                           ------------

          (a) waivers of lien rights executed by Contractor covering amounts paid to Contractor in the form of Exhibit A, with such changes as may be
                                  ---------
required to comply with applicable law, or another form acceptable to Owner; and
          (b) waivers of lien rights executed by all Subcontractors and suppliers covering amounts paid on their account in the form of Exhibit B, with
                                                                ---------
such changes as may be required to comply with applicable law, or another form acceptable to Owner.

Riders for General Conditions .
- -----------------------------

     24   Rider 1.2.6 - Conflicts of discrepancies among the Contract Documents
          -----------
shall be resolved in the following order of priority:

          (a) this Contract, as supplemented by the Addendum;
          (b) the Supplemental Conditions;
          (c) Drawings and Specifications; and
          (d) submittals.

Amendments and revisions of later date take precedence over those of earlier date. Additionally, Drawings govern Specifications for quantity and location, and Specifications govern Drawings for quality and performance; if there is an ambiguity in quantity or quality, the greater quantity and the better quality shall govern; and figure dimensions govern scale dimensions and large-scale Drawings govern small-scale Drawings.

     25   Rider 3.5.2 - Contractor's express warranties contained herein shall
          -----------
be exclusive of any warranties that Owner may have in the Contract Documents, at law or in equity for defective Work or breach of the Contract Documents. All of Contractor's warranties however arising shall be limited to one year after substantial completion of the Work. Owner shall allow Developer an opportunity to cure any defective work before Owner engages a third party to perform such work.

If (a) Developer does not commence to cure the defective work within five business days after receiving written notice thereof or (b) after beginning such work, Developer fails to diligently cure such work, then Owner may engage a third party to perform such work, in which case, Developer shall be responsible for all costs incurred by Owner in curing such defective work. Developer's liability for non-conformance of the Work with the Contract Documents or for any defect in the Work shall be limited to correction of the defective work under the terms of the Contract (if notice of the defective work is given within the one-year warranty period), and Developer shall not in any event be liabile to Owner for incidental or consequential damages, including any loss in income or any liability for damage to property or injury to persons or loss of life.

     26   Rider 3.18.3 - Should any Subcontractor, supplier, or other person or
          ------------
any of them make, record, or file or maintain any action on or respect any claim of mechanic's lien, stop-notice, equitable lien, payment or performance bond, a lis pendens or similar claims, relating to the Work, Contractor shall immediately and at its expense procure, furnish, and record appropriate statutory release bonds which will extinguish or expunge such claim, lien, stop-notice, lis pendens, or claims.

     27   Rider 4.1.4 - Owner may not remove the Architect without the prior
          -----------
approval of Contractor. Upon each removal, Owner may appoint a successor Architect, subject to Paragraph 4.1.3. If Owner appoints a successor Architect, Owner shall furnish the name of the successor Architect to Contractor. If Owner and Architect disagree on any matter regarding the design of the Project, Owner's decision shall govern.

     28   Rider 5.4.2 - Each subcontract agreement shall be assignable to Owner
          -----------
and to the Construction Lender. Additionally, Contractor shall assign to Owner, from time to time as Owner may request, all assignable guaranties, warranties, and indemnities extended by any Subcontractor, materialman, mechanic or vendor with respect to any work, materials, equipment, or services performed or furnished by the issuing party and forming a part of the Work. Contractor shall use its best efforts to obtain assignable guaranties, warranties and indemnities with respect to the Work. Contractor shall, if requested by Owner, enforce any non-assignable guaranty, warranty or indemnity in its name but on behalf of Owner and otherwise assist Owner in realizing the full benefits thereof. If Contractor is required to correct defective work, it shall be entitled to enforce all third-party warranties applicable thereto, and Owner shall reassign such warranties or cooperate in the enforcement thereof, as necessary to allow recovery.

     29   Rider 7.5.1 - No change in the Work shall be the basis of an addition
          -----------
to the Contract Sum or a change in the Contract Time unless and until such change has been authorized by Owner. Changes in the Work may be made without notice to Contractor's sureties and absence of such notice shall not relieve such sureties of any of their obligations to Owner.

     30   Rider 8.3.1 - A time extension shall be Contractor's sole remedy and
          -----------
compensation for all such delays, other than those caused by the acts or negligence of Owner, Architect, or

Owner's separate contractors (collectively, "Owner-Caused Delays").  For Owner-
                                             -------------------
Caused Delays, Contractor shall be entitled to reimbursement for its reasonable additional costs resulting from such delays but not for any overhead expenses, additional profit, or fee.

     31   Rider 9.3.4 - All Applications for Payment must be accompanied by such
          -----------
information as the Construction Lender may reasonably request.

     32   Rider 9.6.7 - Unless Contractor is not in default and otherwise
          -----------
requests Owner not to do so as a result of Contractor's good-faith dispute with a Subcontractor or supplier, Owner may make payments jointly to the order of Contractor and its Subcontractor or supplier.

     33   Rider 9.8.1 - "Substantial Completion" means a final, unconditional
          -----------    ----------------------
certificate of occupancy has been issued for the Project and the cost of completing the Work that remains to be performed does not exceed $50,000.

     34   Rider 13.7.1 - No inspection (or the failure to inspect), payment, or
          ------------
interim acceptance by Owner shall constitute a final acceptance of the Work or any part thereof or release Contractor from its duties to perform the Work or any part thereof or release Contractor from its duties to perform the Work in accordance with the Contract Documents.

     35   Rider 13.8.1 - Contractor shall assist Owner in the preparation and
          ------------
submittal of all reports and other information concerning the construction of the Work as required under Owner's agreement with any person or entity having a security interest in the Project (the "Construction Lender"). Promptly
                                       -------------------
following Owner's request, Contractor shall deliver to Owner and Construction Lender accurate lists of all Subcontractors, Sub-subcontractors and material suppliers retained in connection with the Work as well as copies of all contracts with such persons. Owner and Construction Lender shall have the right to contact such Subcontractors, Sub-subcontractors and material suppliers to verify independently any matter related to the Work and such entities.

     36   Rider 13.8.2 - Upon Owner's request, Contractor shall execute and
          ------------
deliver to Construction Lender such certificates relating to completion of the Work and its compliance with applicable laws, codes, ordinances, rules and regulations in such forms as may be required by Construction Lender, provided that such certificates do not materially increase Developer's obligations hereunder.

     37   Rider 13.8.3 - Contractor hereby consents to the assignment of this
          ------------
Contract to Construction Lender and shall execute such documentation as Construction Lender may request in connection therewith, provided that such documentation does not materially increase Contractor's obligations hereunder.

     38   Rider 13.9 - Contractor may not assign its rights or obligations under
          ----------
the Contract Documents without the prior written consent of Owner. Owner may assign its rights and obligations under the Contract Documents, in whole or in part.

     39   Rider 13.10 - If a lawsuit or other proceeding is instituted to
          -----------
enforce the terms of this Contract, the losing party shall pay the reasonable costs of the prevailing party (including reasonable attorneys' fees and expenses).

     40   Rider 13.11 - The title to all Work completed in the course of
          -----------
construction and all materials on account of which any payments have been made shall vest in Owner.

     41   Rider 14.1.1 - Contractor may not terminate this Agreement for non-
          ------------
payment of any item of Work that is disputed by Owner in good faith until such dispute has been settled by agreement or otherwise and Owner has failed to pay such amount within ten days after such settlement.

     42   Rider 14.4 - Owner may terminate this Contract without cause at any
          ----------
time by giving Contractor 24 hours written notice thereof if Owner has elected to discontinue the Project or to postpone the Project for at least one year. Upon receipt of such notice of termination, Contractor shall immediately terminate performance of the Work; provided, however, in connection with any such termination Contractor shall perform such acts as may be necessary to preserve and protect that part of the Work theretofore performed hereunder.
Upon such termination without cause, Contractor shall retain all sums of money theretofore paid hereunder to Contractor, and Owner shall pay to Contractor (a) all amounts, if any, theretofore retained hereunder by Owner in respect of the Work performed to the date of such termination, (b) a sum of money equal to the Cost of the Work performed hereunder by Contractor for which payments have not theretofore been made hereunder, and (c) reasonable out-of-pocket costs directly attributable to such termination. The amounts owing by Owner to Contractor pursuant to the preceding sentence shall be as specified in Contractor's final Application for Payment and supported by proper records. Contractor's entitlement to receive its final termination payment under this Section shall require a final Lien Waiver from Contractor and, except for Subcontractors with whom a dispute exists and a bond has been provided as specified in Section
9.10.2 of the General Conditions, from all Subcontractors whose subcontracts are not being continued by Owner, such documents to be the same form and delivered under the same conditions as Final Payment absent a termination under this Section.

     Executed as of _______________, 199__.

OWNER:
                                     ------------------------------------------

CONTRACTOR:
                                     ------------------------------------------

                                   EXHIBIT A
                                   ---------


                    WAIVER AND RELEASE OF LIEN BY CONTRACTOR
                    ----------------------------------------

THE STATE OF _________  (S)
                        (S)                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ___________   (S)


     The undersigned, by written agreement dated _____________, 199_ (the

"Agreement"), contracted to furnish labor and/or materials (the "Work") in
- ----------                                                       ----
connection with certain improvements being constructed on the real property described in Exhibit A hereto (such improvements and real property being
             ---------
referred to herein as the "Property") owned by _______________ ("Owner") on
                           --------                              -----
________________________ [describe Property].

     Following is the breakdown on payments for the Work:

          Contract:                ________________

          Funds Previously Paid:   ________________

          Current Payment:         ________________

          Balance Due:             ________________

     In consideration of current payment of ___________________ Dollars ($___________), which is the total sum due for said Work through ______________, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby waive and release any mechanics' lien or materialmen's lien or claim of lien, including any constitutional lien or claim thereto, which the undersigned has or hereafter may have on the Property on account of any Work furnished through the date to which such payment relates by the undersigned whether pursuant to the Agreement or otherwise.

     The undersigned certifies and warrants that the following are the sole subcontractors which have furnished labor and/or materials on behalf of the undersigned in connection with the Property:

Name                           Address
- ----                           -------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

     The undersigned further certifies and warrants that, except for those persons whose claims are being contested by the undersigned in good faith and for which the undersigned has delivered to Owner a bond or security in an amount reasonably satisfactory to Owner, (a) there are no mechanics' or materialmen's liens outstanding, (b) all bills with respect to the Work have been paid in full, and (c) there is no known basis for the filing of any mechanics' or materialmen's liens on the Property by any person or entity performing work on behalf of the undersigned; to the extent permitted by applicable law, the undersigned does hereby waive and release any mechanics' or materialmen's lien or claim of lien arising with respect to the work of any other such person or entity, and further agrees to indemnify, defend and hold Owner harmless from any said lien or claim.

     EXECUTED as of ___________________, 199_.


                                   --------------------------------------------
                                   [Contractor]



THE STATE OF _________  (S)
                        (S)
COUNTY OF ____________  (S)

     This instrument was acknowledged before me on ____________, 199_, by _______________ [Contractor].


                                   ---------------------------------------
                                   Notary Public, State of _______________

                                   EXHIBIT B
                                   ---------


                          WAIVER AND RELEASE OF LIEN
                         BY SUBCONTRACTOR OR SUPPLIER
                         ----------------------------



THE STATE OF _________  (S)
                        (S)                KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ____________  (S)

     The undersigned, by written agreement dated ______________, 199_ (the

"Agreement"), contracted to furnish labor and/or materials (the "Work") in
 ---------                                                       ----
connection with certain improvements being constructed on the real property described in Exhibit A hereto (such improvements and real property being
             ---------
referred to herein as the "Property") owned by ______________ ("Owner") on
                           --------                             -----
_______________ [describe property].

     Following is the breakdown on payments for the Work:

          Contract:
                                     ----------------
          Funds Previously Paid:
                                     ----------------
          Current Payment:
                                     ----------------
          Balance Due:
                                     ----------------

     In consideration of current payment of ___________________ Dollars ($___________), which is the total sum due for said Work through ______________, the receipt and sufficiency of which is hereby acknowledged, the undersigned does hereby waive and release any mechanics' lien or materialmen's lien or claim of lien, including any constitutional lien or claim thereto, which the undersigned has or hereafter may have on the Property on account of any Work furnished through the date to which such payment relates by the undersigned whether pursuant to the Agreement or otherwise.

     The undersigned further certifies and warrants that, except for those persons whose claims are being contested by the undersigned in good faith and for which the undersigned has delivered to Owner a bond or other security in an amount reasonably acceptable to Owner, (a) there are no known mechanics' or materialmen's liens outstanding, (b) all bills with respect to the Work have been paid in full, and (c) there is no known basis for the filing of any mechanics' or materialmen's liens on the Property above described by any person or entity performing work on behalf of the undersigned; to the extent permitted by applicable law, the undersigned does hereby waive and release any mechanics' or materialmen's lien or claim of lien arising with respect to the work of any other such person or entity, and further agrees to indemnify and hold Owner harmless from any said lien or claim.

     EXECUTED as of ________________, 199_.

                                    -------------------------------------------


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                         --------------------------------------

THE STATE OF ___________  (S)
                          (S)
COUNTY  OF  ____________  (S)

     This instrument was acknowledged before me on ______________, 199__, by ___________________, ___________________ of _______________________, a
______________, on behalf of said ___________________________.



                                         --------------------------------------
                                         Notary Public, State of
                                                                 --------------

                                      B-2